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                                 UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF

                      THE SECURITIES EXCHANGE ACT OF 1934



        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JULY 31, 1998



                           STERLING BANCSHARES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




           TEXAS                          0-20750                74-2175590
(STATE OR OTHER JURISDICTION OF   (COMMISSION FILE NUMBER)   (I.R.S. EMPLOYER
 INCORPORATION OR ORGANIZATION)                               IDENFICATION NO.)


                            15000 NORTHWEST FREEWAY
                             HOUSTON, TEXAS 77040
                            (ADDRESS OF PRINCIPAL
                               EXECUTIVE OFFICES
                                 AND ZIP CODE)



                                (713) 466-8300
                        (REGISTRANT'S TELEPHONE NUMBER,
                             INCLUDING AREA CODE)


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ITEM 5.  OTHER EVENTS

      (a) On June 30, 1998, after obtaining the requisite regulatory approvals and the required approval by the affirmative vote of two-thirds of the stockholders of Humble National Bank ("Humble"), a national banking association, Sterling Bancshares, Inc. ("Sterling"), a Texas corporation and a registered bank holding company under the Bank Holding Company Act of 1956, as amended, acquired Humble, through a consolidation pursuant to Section 215 of the National Bank Act. Pursuant to the Agreement and Plan of Consolidation dated as of June 30, 1998, as amended, (the "Consolidation Agreement") among Sterling, Sterling Bancorporation, Inc. ("Bancorporation"), a wholly owned subsidiary of Sterling, New Humble Bank ("Consolidation Subsidiary"), an interim Texas banking association and a wholly owned subsidiary of Bancorporation and Humble, Consolidation Subsidiary consolidated with and into Humble with Humble as the surviving entity.

     Pursuant to the Consolidation Agreement, each issued and outstanding share of Humble Common Stock, par value $1.00 per share (other than shares held by Sterling or its subsidiaries and shares held by dissenting stockholders), was converted into the right to receive .6036 shares of Sterling common stock, par value $1.00 per share ("Sterling Common Stock"), for a total of 855,000 shares of Sterling Common Stock. The transaction was structured as a tax-free exchange to Humble shareholders, and was accounted for as a pooling of interests.

     Humble operates a banking office in Humble, Texas, an area northeast of Houston, Texas.

     (b) On July 2, 1998, after obtaining the requisite regulatory approvals, Sterling acquired 440 shares of common stock (the "Additional Investment") representing 40% of the issued and outstanding shares of common stock of CMCR Holding Company, a Delaware corporation ("CMCR"), in exchange for shares of Sterling Common Stock. Pursuant to the Share Exchange Agreement, dated July 2, 1998, among Sterling and the shareholders of CMCR, Sterling exchanged 296,289 shares of Sterling Common Stock for the Additional Investment.

     CMCR is the parent holding company of Sterling Capital Mortgage Company, a Texas corporation (the "Mortgage Company"). The Mortgage Company, which is headquartered in Houston, Texas, originates and services single family residential mortgage loans through its offices in Texas, Arizona, Colorado, Florida, Illinois, Nevada and North Carolina.

     As a result of this Additional Investment, Sterling owns 80% of the common stock of CMCR. The Additional Investment will be accounted for under the purchase method.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (A-B) FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED AND PRO FORMA FINANCIAL
           INFORMATION

     Neither of the transactions described in Item 5 constituted an acquisition of a significant amount of assets and, therefore, did not require the furnishing of separate financial statements of Humble or CMCR and pro forma financial information.

     (C)     EXHIBITS

     None.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              STERLING BANCSHARES, INC.

Date:    July 31, 1998


                              By: /s/ George Martinez
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                                 George Martinez
                                 Chairman

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